                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): APRIL 12, 2005


                          CREDIT ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number 000-20202



                           MICHIGAN                                                     38-1999511
(State or other jurisdiction of incorporation or organization)             (I.R.S. Employer Identification No.)

          25505 W. TWELVE MILE ROAD, SUITE 3000                                      48034-8339
                  SOUTHFIELD, MICHIGAN                                               (Zip Code)
         (Address of Principal Executive Offices)


      (Registrant's telephone number, including area code): (248) 353-2700


                          ----------------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/x/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 7.01 REGULATION FD DISCLOSURE.

    On April 12, 2005, Credit Acceptance Corporation issued a press release communicating additional information to shareholders related to its April 11, 2005 press release regarding a possible change in accounting for its loan portfolio. The press release, dated April 12, 2005, is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  99.1     Press Release dated April 12, 2005



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CREDIT ACCEPTANCE CORPORATION
                                                   (Registrant)

                                                   By: /s/ Kenneth S. Booth
                                                   -----------------------------
                                                   Kenneth S. Booth
                                                   Chief Financial Officer

                                                   April 12, 2005

                                INDEX OF EXHIBITS


 EXHIBIT NO.                        DESCRIPTION
 -----------                 ----------------------------------
   99.1                      Press Release dated April 12, 2005